                                                                    Exhibit 99.1

                               RELATIONSERVE MEDIA, INC. REPORTS
                                     THIRD QUARTER RESULTS

              SENDTEC, INC. TRANSFORMATIVE ACQUISITION PROGRESSING

FORT LAUDERDALE,  FLA. - NOVEMBER 18, 2005 - RELATIONSERVE  MEDIA,  INC. (OTCBB:
RSVM) reported  unaudited  consolidated net revenues of $10,382,598 for the nine months ended  September 30, 2005 compared to $7,527,601 for the same period last year, a 38 percent increase.  The company also reported  unaudited  consolidated net income of $380,987 for the nine months ended September 30, 2005, as compared to net income of $1,310,145 for the nine months ended  September 30, 2004.  This translated  into net income per common  share of $0.03 for the first nine months of 2005 as  compared  to $0.11 for the first  nine  months of 2004,  based  upon
21,628,567,   and  12,001,000   fully-diluted  weighted  average  common  shares
outstanding for the respective periods.

During the fourth quarter,  RelationServe and a group of investors completed the first step of a planned two-step acquisition of SendTec,  Inc. from theglobe.com valued at approximately $49 million.  The investors  provided nearly $35 million in the form of a convertible debenture and RelationServe  provided an additional
$10  million  of  financing  through  the  sale of new  RelationServe  Series  A convertible preferred stock.

The entities,  which may be combined later this year or early 2006, will operate under the SendTec name, and are expected to generate $70 million in combined pro forma revenue in 2005 if subsequently  consolidated upon satisfaction of certain conditions, including completion of a third-quarter audit.

"RelationServe  showed real strength in executing its business plan for the nine
months   ending    September   30,   2005,    and   we   expect   the   combined
RelationServe-SendTec  brand to become  one of the  premier  Internet  marketing names" said Michael H. Brauser, Chairman of the Board.

"We were able to attract a high quality investor group including Lehman Brothers and other  institutional  funds,"  explained Mr. Brauser.  "Even after incurring significant  expenses in the quarter,  we still reported positive net income for the first nine months of 2005."

Mr. Brauser said, "Based upon our unaudited results,  and present  expectations, we are confident that RelationServe  will exceed the financial  requirements set under the covenants for the  transaction in order for the SendTec  consolidation to be able to take place which, if satisfied,  could occur during December after which SendTec could be our wholly-owned subsidiary."

QUESTIONS & ANSWERS

THE TRANSACTION

RelationServe  Media, Inc. (OTC BB:RSVM), a leading provider of permission-based
e-marketing  solutions,  in August 2005  announced  its intention to acquire the assets of SendTec,  Inc., one of the nation's foremost direct marketing agencies specializing  in interactive  advertising  from  theglobe.com  (OTCBB:TGLO) in a single-step transaction. Subsequently, on October 31, 2005 the company completed the first step of a revised planned two-step  acquisition.  Upon satisfaction of certain conditions to closing, including confirmation of satisfaction of certain financial  measures  following an audit of the company's third quarter financial statements,  the two businesses  could be combined.  The combined  entities will operate under the SendTec name, and in 2005 are expected to generate $70 million in combined  pro-forma  revenue.  The acquisition is valued at approximately $49 million.  Institutional  investors  provided nearly $35 million in the form of a convertible  debenture and  RelationServe  provided an additional $10 million of financing through the sale of new RelationServe  Series A convertible  preferred stock.

MARKET VALUE

SendTec's physical assets and management team would position RelationServe Media as a major player in the electronic  marketing space.  Adding SendTec's  digital
advertising,   direct   response  TV  advertising  and  its  other  services  to
RelationServe's   suite  of  e-commerce   products   creates   synergy  for  new
opportunities.

LEAD INVESTORS

Lehman Brothers                                              $10 million
Alexandra Global Master Fund                                   5 million
Mellon HBV Master US Event Driven Fund LP/
Mellon HBV Master Global Event Driven Fund LP                $ 6 million
SDS Capital Group SPC, Ltd.                                    4 million

POST-CONSOLIDATION MANAGEMENT TEAM

Michael Brauser
Chairman of the Board
former President/CEO, Marlin Capital Partners

Paul Soltoff
Chief Executive Officer
former Founder and CEO, SendTec, Inc.

Eric Obeck
President
former President,  SendTec, Inc.

Donald Gould Jr.
Chief Financial Officer
former CFO, SendTec Inc.

WHAT IS RELATIONSERVE'S MISSION?

RelationServe  is  a  leading  provider  of  permission-based  e-mail  marketing solutions.  Its  mission is to become  one of the  largest  and most  profitable
Internet marketing  organizations by supplying customers with the best return on their media investment.

WHAT ARE RELATIONSERVE'S PROGRAMS?

RelationServe  offers  advertisers   integrated  online  and  offline  marketing
programs including  permission-based  email  advertising,  email database append
services,  online  registrations/  co-registration,   online  surveys,  database
management and other marketing, customer retention and loyalty programs for cell phone, website and collateral marketing.

WHAT IS RELATIONSERVE'S VALUE PROPOSITION?

RelationServe  owns and  manages  one of the  largest  security-compliant  email databases with...

     o      over 80 million security-compliant email addresses
     o      a total postal database of 167 million records
     o      a database for appending and enhancing customer records with information on over 120 million Opt-in consumers, and
     o      over 60 web-mining  properties which generate over 10 million online registration page views per month

WHAT IS SENDTEC'S MISSION?

SendTec is a full service  direct  marketing  company  specializing  in Internet customer  acquisition  and DRTV  advertising.  The  company  has a full suite of
Internet and DR tracking systems, as well as extensive multi-disciplinary skills in-house to help clients  acquire,  retain and  build  profitable  relationships with their customers.

WHAT IS FRIENDSAND.COM?

Friendsand.com  is  one of  the  fastest  growing  divisions  of  RelationServe, although  presently  generating  nominal  revenue.  Launched  earlier this year,
Friendsand.com  is a social  networking site with a rapidly  growing  subscriber base.  Designed  to become  an  invaluable  tool for both  social  and  business interaction,  Friendsand.com  enables  people  around the globe to leverage  the power and accessibility of modern computing.

WHAT IS THE MARKET POTENTIAL FOR A RELATIONSERVE MEDIA AND SENDTEC COMBINATION?

There is a natural synergy between two of the hottest Internet  properties in an era of customized online products and services.  Their resources  underscore the belief that all marketing roads now lead to the Web.

The two are constantly breaking new ground in content,  communication,  commerce and e-commerce for the online advertising and marketing enterprise.

HOW BIG IS THE ONLINE MARKETPLACE?

Online advertising and e-commerce  marketing will reach $14.4 billion this year, according to Forrester Research, a 23% increase over 2004. It breaks down to:

     o        Email marketing                     $ 1.4 billion
     o        Online classifieds                    2.6
     o        Search engine marketing               5.6
     o        Display advertising                   4.8
     o        TOTAL                               $14.4 billion

WHAT IS THE POTENTIAL FOR FURTHER GROWTH?

The $14.4 billion  represents  only six percent of all advertising and marketing spending  and  continues to grow in an era of  customized  products and services while media fragmentation is atomizing audiences.

THE TIP OF THE ICEBERG?

The  average  web surfer  spends  about 41  percent of his or her time  checking
e-mail and instant messages, 37 percent viewing news and entertainment sites and
17 percent  shopping.  And, the average surfer spends less than 5 percent of his time using a search engine. That means, for example, that Google earns almost $3 billion a year from  people who devote 95 percent of their time on the  Internet to doing something else. So the potential is great!

HOW EFFECTIVE IS ONLINE COMMERCE?

Almost 114 million people search for product  information on the Web, and almost
100 million  people  actually  make  purchases  online,  according  to Forrester
Research.  Their  research  confirms  that 60 percent of adults use the Internet regularly and most use the web to shop.

SO HOW DO  COMPANIES  LIKE  RELATIONSERVE  AND SENDTEC  TAKE  ADVANTAGE OF THESE
TRENDS?

There  has  been  a  fundamental   redistribution   of  marketing  budgets  from
traditional  media  channels  to the  Internet.  More  and  more  companies  are encouraging  people to  transact  online,  increasing  their  need for  targeted audiences  through e-mail and ways to accurately track and allocate their online activity.

RELATIONSERVE HAS INFORMATION ON MORE THAN 120 MILLION OPT-IN  CONSUMERS.  GIVEN
THIS COMPETITIVE EDGE, WHO ARE RELATIONSERVE'S COMPETITORS?

      o  Database Marketing services

             -  InfoUSA
             -  Acxiom

      o  Co-Registration/ Online Registration

             -  Fast Click
             -  Value Click
             -  Advertising.com
             -  24/7 Real Media

      o  Online point solution providers

             -  Did-It
             -  Doubleclick
             -  iCrossing

      o  Social Networking Websites

             -  MySpace (a subsidiary of Intermix)
             -  Friendster

WHAT ARE RELATIONSERVE'S COMPETITIVE ADVANTAGES?

      o      Believe to have largest  database of  permission-based  web-enabled consumers (over 120 million)
      o      Believe to have largest  collection  of data mining web  properties
             (over 60)
      o      Larger  databases  result  in higher  margins  and  higher  ROI per customer
      o      Blue chip and diversified customer base
      o      Long term focus on client marketing ROI

WHAT ARE RELATIONSERVE'S PROGRAMS AND REVENUE SOURCES?

      o      E-Mail Append & Data Services
             (e-mail append  addresses and all other data generation work (i.e., postal lists)
             $ 3,663,000                35%

      o      E-Mail Campaigns
             $ 3,049,000                29%

      o      Online Registration
             (online   register  of  targeted   prospects  and  all  other  lead
             generation work)
             $ 3,671,000                36%

      o      $10,383,000               100%      TOTAL

ABOUT RELATIONSERVE

Headquartered  in Fort  Lauderdale,  Florida,  RelationServe  Media develops and executes  client-tailored  online and offline marketing programs. As part of its full suite of marketing  solutions,  RelationServe Media owns and manages one of the industry's largest  security-compliant  email databases with over 80 million security-compliant  email  addresses and a total postal  database of 160 million records for its  client's  direct  marketing  initiatives.  RelationServe  Media believes  that it has the  industry's  largest and most  accurate  database  for appending and enhancing  customer database records with information on more than
85 million opt-in consumers. In addition,  RelationServe Media owns a collection
of  over  60  web-mining   properties  that  generate  over  10  million  online
registration  page views per month for client lead generation  initiatives.  For more information, visit http://www.relationserve.com.

SendTec is a full-service  direct  marketing  company  specializing  in Internet customer and lead acquisition and DRTV advertising. The company's strategy is to generate ROI-centric, scalable results for its clients through performance-based
Internet  media DRTV media buying.  The company has a full suite of Internet and
DR  desktop  media   tracking   systems   including   the  only   patent-pending
DRTV-to-Internet tracking system.  Additionally,  SendTec offers proprietary SEM technology-based services that are unique in the industry. For more information, visit HTTP://WWW.SENDTEC.COM .

HARBOR STATEMENT

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:   Forward-looking   statements  often  are  proceeded  by  words  such  as
"believes,"  "expects," "may,"  "anticipates,"  "plans,"  "intends,"  "assumes,"
"will" or similar expressions.  Forward-looking  statements reflect management's current expectations,  as of the date of this press release, and involve certain risks and uncertainties.  RelationServe's actual results could differ materially from  those  anticipated  in these  forward-looking  statements  as a result  of various factors. The statements which are not historical facts contained in this press release are  "forward-looking  statements"  that involve certain risks and
uncertainties   including,   but  not  limited  to  risks  associated  with  the
uncertainty of future  financial  results,  additional  financing  requirements, development of new products, the effectiveness,  profitability and marketability of such products, the ability to protect proprietary information,  the impact of current,  pending  or  future  legislation  and  regulation  on  the  electronic marketing industry, the impact of competitive products or pricing, technological changes,  the effect of general economic and business conditions and other risks and  uncertainties  detailed in the Company's  filings with the  Securities  and
Exchange   Commission,   which  may  cause  actual   results,   performance  and
achievements of the Company to be materially  different from any future results, performance  or  achievements  expressed  or  implied  by  such  forward-looking statements.

FOR FURTHER INFORMATION:

INVESTOR CONTACT
JOHN NESBETT

MEDIA CONTACT
JEFFREY HODES
THE INVESTOR RELATIONS GROUP
212.825.3210

                          RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
                                  CONSOLIDATED BALANCE SHEET
                                      SEPTEMBER 30, 2005
                                          (UNAUDITED)

                                            ASSETS

CURRENT ASSETS:
  Cash                                                                           $ 1,221,651
  Accounts receivable, less allowance for doubtful accounts of $1,076,701          3,039,055
  Prepaid expenses and other current assets                                          512,831
                                                                                 -----------

         Total current assets                                                      4,773,537
                                                                                 -----------

Property and equipment, net                                                          788,554

Intangibles, net                                                                   1,852,360
Other assets                                                                          69,154
                                                                                 -----------

         Total Assets                                                            $ 7,483,605
                                                                                 ===========

                             LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                                              $ 1,012,657
   Accrued expenses                                                                  495,279
   Accrued commissions                                                               453,431
   Income taxes payable                                                              233,508
   Deferred rent                                                                     174,513
   Customer deposits                                                                 176,367
                                                                                 -----------

         Total current liabilities                                                 2,545,755

Long-term note payable                                                               200,000
                                                                                 -----------

         Total liabilities                                                         2,745,755
                                                                                 -----------

SHAREHOLDERS' EQUITY:
  Preferred stock ($.001  Par value; 10,000,000 share authorized;
    No shares issued and outstanding)                                                   --
  Common stock ($.001  Par value; 90,000,000 share authorized;
    19,016,015 shares issued and outstanding)                                         19,016
  Common stock issuable (755,000 shares)                                                 755
  Additional Paid-in capital                                                       7,078,903
  Accumulated deficit                                                               (713,533)
  Less: Deferred compensation                                                     (1,647,291)
                                                                                 -----------

         Total shareholders' equity                                                4,737,850
                                                                                 -----------

         Total liabilities and shareholders' equity                              $ 7,483,605
                                                                                 ===========

                                                    RELATIONSERVE MEDIA, INC. AND SUBSIDIARIES
                                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                                                    (UNAUDITED)

                                        For the Three Months Ended            For the Nine Months Ended
                                              September 30,                        September 30,
                                   --------------------------------------------------------------------------
                                          2005               2004            2005                2004
                                   -----------------  ---------------- ---------------     ------------------
                                       (Unaudited)       (Unaudited)      (Unaudited)         (Unaudited)

Revenues, net                         $  3,704,575      $  3,685,408     $ 10,382,598      $  7,527,601

Cost of revenues                           645,333           521,616        1,378,585         1,366,547
                                      ------------      ------------     ------------      ------------

Gross profit                             3,059,242         3,163,792        9,004,013         6,161,054
                                      ------------      ------------     ------------      ------------

Selling expenses:
   Salaries and commissions                386,757         1,117,285        1,932,243         2,338,588
   Advertising and trade shows             151,969            75,488          454,247           296,660
                                      ------------      ------------     ------------      ------------

                                           538,726         1,192,773        2,386,490         2,635,248
                                      ------------      ------------     ------------      ------------

General and administrative
expenses:
   Bad debt                              1,606,417           616,441        2,183,619           616,441
   Salaries                                348,630             3,458          692,953           338,889
   Depreciation and amortization           228,500           217,524          577,047           413,313
   Professional fees                       382,284           152,006          638,637           258,948
   Stock-based consulting expense          369,643              --            497,275              --
   Stock-based compensation
expense                                     31,667              --             35,834              --
   Other general and
administrative                             631,477           318,976        1,368,929           744,057
                                      ------------      ------------     ------------      ------------

                                         3,598,618         1,308,405        5,994,294         2,371,648
                                      ------------      ------------     ------------      ------------

Income (loss) from operations           (1,078,102)          662,614          623,229         1,154,158
                                      ------------      ------------     ------------      ------------

Other income (expense):
   Gain on extinguishment of debt             --             162,705             --             162,705
   Interest income                           3,049              --              3,049              --
   Interest expense                         (5,334)             --            (11,783)           (6,718)
                                      ------------      ------------     ------------      ------------

Total other income
(expense)                                   (2,285)          162,705           (8,734)          155,987
                                      ------------      ------------     ------------      ------------

Income (loss) before income taxes       (1,080,387)          825,319          614,495         1,310,145

Benefit from (provision for)
income taxes                               410,547              --           (233,508)             --
                                      ------------      ------------     ------------      ------------

Net income (loss)                     $   (669,840)     $    825,319     $    380,987      $  1,310,145
                                      ============      ============     ============      ============

Net income (loss) per common
share:
Net income (loss) per common
share - basic                         $      (0.03)     $       0.07     $       0.03      $       0.11
                                      ============      ============     ============      ============
Net income (loss) per common
share - diluted                       $      (0.03)     $       0.07     $       0.02      $       0.11
                                      ============      ============     ============      ============

Weighted average common
shares outstanding - basic              19,771,015        12,001,000       15,112,925        12,001,000
                                      ============      ============     ============      ============
Weighted average common
shares outstanding - diluted            19,771,015        12,001,000       21,628,567        12,001,000
                                      ============      ============     ============      ============